UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: February 25, 2014
(Date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive
Houston, Texas 77042
(Address of principal executive offices and zip code)

(281) 293-6600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on December 30, 2013, Phillips 66 entered into an agreement pursuant to which Phillips 66 agreed to exchange all of its common stock in Phillips Specialty Products Inc. for shares of Phillips 66 common stock owned by certain subsidiaries of Berkshire Hathaway Inc. After completion of required regulatory reviews, the exchange was completed on February 25, 2014, and resulted in 17,422,615 shares of Phillips 66 common stock being delivered to Phillips 66.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: February 26, 2014	By:	/s/ Paula A. Johnson
Paula A. Johnson Executive Vice President, Legal, General Counsel and Corporate Secretary